UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 10, 2005

PAINCARE HOLDINGS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

FLORIDA                           1-14160                  06-1110906)

----------------------------       ----------------          -------------

(STATE OR OTHER JURISDICTION       (COMMISSION FILE          (IRS EMPLOYER

    OF INCORPORATION OR                 NUMBER)           IDENTIFICATION NUMBER)

      ORGANIZATION)

1030 NORTH ORANGE AVENUE,  SUITE 105

ORLANDO, FLORIDA 32801

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

(407) 367-0944

(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

(407) 367-0950

(REGISTRANT'S FACSIMILE NUMBER, INCLUDING AREA CODE)

WWW.PAINCAREINC.COM

(REGISTRANT'S WEBSITE ADDRESS)

ITEM 2.02 Results of Operations and Financial Condition

On May 10, 2005, we reported our first quarter financial results for the three months ended March 31, 2005 and the Company hosted a teleconference at 4:15p.m Eastern to discuss the Companies’ financial results, corporate progression and other developments. The replay of the teleconference is available for 90 days on http://www.paincareholdings.com. A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 9.01  Financial Statements and Exhibits

(a)

Not Applicable

(b)

Not Applicable

(c)

Exhibits.

99.1     Press release dated May 10, 2005 containing our first quarter financial results for the three months ended March 31, 2005 and a teleconference regarding the Company’s financial results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PAINCARE HOLDINGS, INC.

Date: May 10, 2005                                            BY: /s/ RANDY LUBINSKY

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                                                                                 Chief Executive Officer and Director

Date: May 10, 2005                                           BY: /s/ MARK SZPORKA

         ---------------                                                   ----------------------------------------

                                                                                 Chief Financial and Accounting Officer,

                                                                                          Secretary and Director